UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215)

Exact name of registrant as specified in charter: Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Tax Exempt Money Market Fund

FUND SYMBOL (CLASS A SHARES): PTXXX

## 9|30|08

*Annual Report*

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes

Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax Exempt
Money Market
Fund

9|30|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	9
Your fund’s management	10
Terms and definitions	10
Trustee approval of management contract	11
Other information for shareholders	14
Financial statements	15
Federal tax information	25
About the Trustees	26
Officers	29

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of pursuing their overall investment strategy. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with preservation of capital, maintenance of liquidity, and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

Putnam Tax Exempt Money Market Fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income, Putnam Tax Exempt Money Market Fund can be an attractive choice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal securities may finance a range of projects in
your community and thus play a key role in its development.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 9/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. Class A shares do not bear an initial sales charge. To obtain the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

“In past economic cycles, defaults would
have been limited, but the repackaging,
securitization, and wide-scale distribution
of subprime mortgage debt by investment
banks enabled the mortgage crisis to take on
global proportions.”

Joanne Driscoll, Portfolio Leader, Putnam Tax Exempt Money Market Fund

Allocations are represented as a percentage of portfolio market value. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Portfolio composition as of 9/30/08

Joanne, we find ourselves in extraordinary times as we meet today to discuss the fund’s 2008 fiscal year. How did the fund perform?

The fund performed relatively well, posting a gain of 2.13% for the 12-month period and outperforming the 2.07% average return of its Lipper category. By maintaining our rigorous standards and selecting only the highest-quality, tax-free money market investments, we were able to minimize the impact of the market volatility and maintain the fund’s $1.00 net asset value [NAV]. As an additional safeguard, the Board of Trustees of the Putnam Funds authorized our fund, along with all other Putnam retail money market funds, to take part in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The program essentially provides a guarantee to shareholders of the fund’s $1.00 NAV if the fund’s value falls below $0.995.

What contributed to the sharp decline in the financial markets, particularly in the final months of the fiscal year?

First, let’s note that, toward the close of the fiscal year, Treasury Secretary Henry Paulson and Federal Reserve Chairman Ben Bernanke announced a rescue plan to ease the credit crunch. The plan allows the federal government to buy mortgages from financial companies to free up their capital in the hope that they will continue lending.

As the housing market struggled during the fiscal year, losses spread to the traditional mortgage market. Small and large investors alike experienced great losses on securities backed by subprime mortgage and mortgage-backed securities. Ultimately, the decline in the value of these securities contributed to the demise of several financial institutions, including Bear Stearns & Co., which was purchased by JPMorgan Chase & Co. in March, and Fannie Mae and Freddie Mac, which were taken over in September by the federal government to prevent their failure.

In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by investment banks enabled the mortgage crisis to take on global proportions. As losses rose, lenders became less willing to loan to businesses and consumers, creating a

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/08. See the previous page and page 8 for additional fund performance information. Index descriptions can be found on page 10.

credit crunch that intensified the economic downturn and fueled fears of a deep recession. With no liquidity or cash available, companies found it difficult to meet their daily expenses.

In addition, the strength of the nation’s banking system came into question as several lenders began to fail as a result of their exposure to subprime debt and the lack of liquidity in the financial markets. It also became apparent that the financial crisis was taking on global proportions as foreign banks came under pressure. The loss of investor confidence affected relatively healthy financial institutions such as Morgan Stanley and Goldman Sachs, both of which reported profits even as the markets were struggling.

How did money market funds, historically considered safe havens, come to be under such pressure?

As losses on Wall Street soared, the lack of liquidity in the short-term markets made it difficult for commercial banks and investment firms to conduct business. The resulting credit crunch created additional pressure for companies already struggling from wide exposure to securities backed by subprime loans. This was problematic for money market funds for two reasons. First, when Lehman Brothers failed, securities of this venerable investment bank lost value overnight. Putnam’s money market funds did not own any short-term debt issued by Lehman Brothers at the time of the bankruptcy announcement. However, several competitors did.

Second, given the number of Wall Street firms that have failed or merged with other financial institutions, there are fewer dealers to buy and sell securities. This fact, combined with the lack of liquidity in the financial system, has made it difficult for us to buy and sell securities that meet our strict guidelines. As a result, we are extending the duration (a measure of interest-rate sensitivity) of the portfolio when we can but remain primarily focused on liquidity and safety.

We are primarily investing in variable rate demand notes [VRDNs], which are brought to market with a long-term maturity and a daily or weekly put feature that allows the security to be money-market eligible. The coupon resets daily or weekly depending on the structure of the municipal debt.

When appropriate, we have held on to VRDNs when they are supported by some form of liquidity or third-party credit support backed by domestic and foreign institutions with superior credit, such as JPMorgan Chase & Co., Barclays Bank PLC, and U.S. Bancorp. However, if the rating of a bank or insurer comes under negative rating pressure, we’ve exercised our puts on insured VRDNs to remove them from the portfolio.

Performance comparisons For periods ended 9/30/08

	Current yield*	After-tax yield

Regular savings account	0.20%	0.13%

Average tax-free money market fund compound 7-day yield	5.14	5.14

3-month certificate of deposit	3.59	2.33

Putnam Tax Exempt Money Market Fund 7-day yield	5.79	5.79
(with expense limitation)

Putnam Tax Exempt Money Market Fund 7-day yield	5.61	5.61
(without expense limitation)

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet (average tax-free money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

Describe some other holdings that favorably influenced performance.

We also found several attractive investments in the tax-exempt commercial paper market, including Harvard University and Duke University. These universities enjoy a level of market demand and pricing power rivaled by few institutions of higher education. Their extensive endowments provide an abundant financial cushion for debt service on their commercial paper.

Instead of purchasing tax-exempt notes to extend duration, we purchased mandatory one-year puts, such as those that carry a credit enhancement by the Permanent School Fund [PSF]. The PSF currently guarantees eligible bonds of Texas school districts and is backed by one of the largest, most conservatively managed investment portfolios in the United States for the support of educational enterprise.

What is your outlook?

Following the close of the fiscal year, investors remained concerned about the strength of the banking system and its spillover effect on the U.S. economy. Deepening fears about the lack of liquidity in the credit markets and a U.S. recession have widened into broader concerns about the global economy and the fate of financial institutions abroad. As of this interview, there was a concerted effort by central banks and the U.S. Treasury and its global counterparts to lower short-term interest rates in hopes of reassuring markets and encouraging lending.

The dislocations in the financial system and the broader economy are disconcerting. However, like past slumps, we believe markets and economies will recover in due course. Never in Putnam’s history has a Putnam money market fund had its NAV drop below $1.00. Rest assured that in these trying times, we will continue to manage very conservatively, stressing safety of principal over yield with a focus on return of capital — not return on capital.

Joanne, thank you for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

I N  T H E  N E W S

Deteriorating market conditions and investor fears about the stability of money market funds prompted the U.S. Treasury Department to create the Temporary Guarantee Program for Money Market Funds. Designed to stop the run on healthy, solvent money market funds, this federal program provides coverage to shareholders for amounts held in participating money market funds at the close of business on September 19, 2008. Coverage will be triggered if a participating fund’s NAV falls below $0.995. On September 30, 2008 the Board of Trustees of the Putnam Funds authorized the Putnam Funds’ participation in the Guarantee Program. Putnam Tax Exempt Money Market Fund has maintained its $1.00 share price and continues to represent safe, high-quality investments. Putnam believes that participation in the program is the right thing to do in order to provide peace of mind for our shareholders.

Putnam Tax Exempt Money Market Fund is participating in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds through December 18, 2008.The Program covers the amount a shareholder held in the fund as of the close of business on September 19, 2008, or the amount a shareholder is holding if and when a guarantee event occurs, whichever amount is less. It does not cover any increase in the number of shares held after September 19, 2008. If a shareholder redeemed all shares in the account during the period, future investments will not be guaranteed.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance and comparison index results For periods ended 9/30/08

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market Funds
(inception dates)	Money Market Fund	category average*

Annual average (life of fund, since 10/26/87)	2.88%	2.91%

10 years	22.63	22.51
Annual average	2.06	2.05

5 years	10.40	10.10
Annual average	2.00	1.94

3 years	8.26	7.97
Annual average	2.68	2.59

1 year	2.13	2.07

Current return (end of period)

Current 7-day yield (with expense limitation) [1]	5.79

Taxable equivalent [2]	8.91

Current 7-day yield (without expense limitation) [1]	5.61

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 108, 92, 85, 66, and 31 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2008 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

Fund distribution information For the 12-month period ended 9/30/08

Distributions	Class A

Number	12

Income	$0.021121

Total	$0.021121

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

Class A

Net expenses*	0.59%

Total annual fund operating expenses	0.74

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from April 1, 2008, to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*	$2.76

Ending value (after expenses)	$1,008.50

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2008, use the following calculation method. To find the value of your investment on April 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*	$2.78

Ending value (after expenses)	$1,022.25

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

Class A

Your fund’s annualized expense ratio*	0.55%

Average annualized expense ratio for Lipper peer group†	0.52%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of our fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year, and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	36th

Three-year period	36th

Five-year period	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 108, 96, and 84 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the LipperTax Exempt Money Market Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008 were 40%, 39%, and 45%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 43rd out of 108, 33rd out of 85, and 30th out of 66 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2008 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2008

The fund’s portfolio 9/30/08

Key to abbreviations
LOC Letter of Credit	TAN Tax Anticipation Notes
PSFG Permanent School Fund Guaranteed	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (89.5%)*	Rating**	Principal amount	Value

Alabama (0.6%)
Mobile, Special Care Fac. Fin. Auth. VRDN (Infirmary Hlth. Syst.), Ser. A, 7.95s,
2/1/40 (Bank of Nova Scotia (LOC))	VMIG1	$400,000	$400,000

			400,000
California (1.5%)
Oakland, Joint Powers Fin. Auth. VRDN (Fruitvale Transit Village), Ser. B, 7.68s,
7/1/33 (Citibank, N.A. (LOC))	VMIG1	1,045,000	1,045,000

			1,045,000
District of Columbia (2.7%)
DC VRDN (Maret School, Inc.), 7.9s, 10/1/33 (Suntrust Bank (LOC))	VMIG1	1,955,000	1,955,000

			1,955,000
Florida (1.1%)
Highlands Cnty., Hlth. Fac. Auth. VRDN (Adventist Hlth.), Ser. A, 8s,
11/15/32 (Suntrust Bank (LOC))	VMIG1	400,000	400,000

Tampa, VRDN (Tampa LLC. — U. Tampa), Ser. A, 8.1s, 10/1/37 (Royal Bank of Canada (LOC))	VMIG1	400,000	400,000

			800,000
Georgia (3.7%)
Fulton Cnty., Res. Care Fac. VRDN (First Mtge. — Lenbrook), Ser. C, 7.95s,
7/1/17 (Bank of Scotland (LOC))	A–1+	1,140,000	1,140,000

Metro. of Atlanta, Rapid Transit Auth. Commercial Paper 1.55s, 12/2/08 (Dexia Credit Local (LOC))	P–1	1,500,000	1,500,000

			2,640,000
Illinois (5.4%)
Channahon, VRDN (Morris Hosp.), Ser. B, 8s, 12/1/32 (U.S. Bank, N.A. (LOC))	A–1+	1,000,000	1,000,000

IL Dev. Fin. Auth. VRDN (North Shore Country Day), 7.51s, 7/1/33 (Northern Trust Co. (LOC))	VMIG1	1,000,000	1,000,000

IL Fin. Auth. VRDN (Saint Xavier U.), 7 1/2s, 10/1/40 (LaSalle Bank, N.A. (LOC))	A–1+	1,840,000	1,840,000

			3,840,000
Indiana (7.3%)
IN Hlth. Fac. Fin. Auth. VRDN
(Clark Memorial Hosp.), Ser. A, 8.1s, 4/1/24 (Bank One, N.A. (LOC))	VMIG1	800,000	800,000
(Fayette Memorial Hosp. Assn.), Ser. A, 6.28s, 10/1/32 (U.S. Bank, N.A. (LOC))	A–1+	1,645,000	1,645,000

IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum of Art), 7.95s, 2/1/39 (Bank One, N.A. (LOC))	VMIG1	1,000,000	1,000,000

Purdue U. VRDN (Student Fee)
Ser. T, 7 3/4s, 7/1/27	VMIG1	515,000	515,000
Ser. S, 7 3/4s, 7/1/26	VMIG1	1,270,000	1,270,000

			5,230,000
Kansas (2.0%)
KS State Dev. Fin. Auth. Hlth. Fac. VRDN (Deaconess Long Term Care), Ser. C, 8.2s,
5/15/30 (JPMorgan Chase Bank (LOC))	VMIG1	1,400,000	1,400,000

			1,400,000
Kentucky (0.3%)
Christian Cnty., Assn. of Cnty. Leasing Trust VRDN, Ser. B, 4 1/4s, 8/1/37 (U.S. Bank, N.A. (LOC))	VMIG1	200,000	200,000

			200,000
Maryland (1.6%)
MD State Trans. Auth. VRDN (Baltimore/Washington Arpt.), Ser. A, 7 1/2s, 7/1/13
(State Street Bank & Trust Co. (LOC))	VMIG1	1,150,000	1,150,000

			1,150,000
Massachusetts (4.2%)
MA Wtr. Res. Auth. Commercial Paper Ser. 99 (Harvard U.) 1.45s, 11/3/08	P–1	1,500,000	1,500,000

MA Hlth. & Edl. Fac. Auth. Commercial Paper Ser. EE, 1.55s, 10/7/08
(State Street Bank & Trust Co. (LOC))	P–1	1,500,000	1,500,000

			3,000,000
Michigan (4.2%)
Grand Valley, MI State U. VRDN, 10s, 12/1/25 (Charter One Bank, N.A. (LOC))	A–1+	2,000,000	2,000,000

MI State Hosp. Fin. Auth. VRDN (Hlth. Care Equip. Loan), Ser. C, 8 1/4s, 12/1/32
(Fifth Third Bank (LOC))	A–1+	1,000,000	1,000,000

			3,000,000

MUNICIPAL BONDS AND NOTES (89.5%)* cont.	Rating**	Principal amount	Value

Minnesota (5.4%)
Minnanoka & Ramsey Cntys., North Suburban Hosp. Dist. VRDN (Hlth. Ctr.), 6 1/2s,
8/1/14 (Wells Fargo Bank, N.A. (LOC))	A–1+	$1,700,000	$1,700,000

New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.), 6 1/2s, 8/1/14 (Wells Fargo Bank N.A. (LOC))	A–1+	300,000	300,000

U. of MN VRDN, Ser. C, 7 3/4s, 12/1/36	VMIG1	1,865,000	1,865,000

			3,865,000
Missouri (2.1%)
MO State Hlth. & Edl. Fac. Auth. VRDN (Deaconess Long-term Care), Ser. B,
8.2s, 5/15/30 (JPMorgan Chase Bank (LOC))	VMIG1	1,500,000	1,500,000

			1,500,000
Nevada (1.4%)
Clark Cnty., Commercial Paper 1 3/4s, 10/1/08 (BNP Paribas (LOC))	P–1	1,000,000	1,000,000

			1,000,000
New Hampshire (2.4%)
NH State Bus. Fin. Auth. VRDN (Foundation For Seacoast Hlth.), Ser. A,
7.55s, 6/1/28 (Bank of America, N.A. (LOC))	A–1+	1,705,000	1,705,000

			1,705,000
New Jersey (1.6%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med. Ctr.), 8.01s, 7/1/24 (T.D. Bank, N.A. (LOC))	VMIG1	1,130,000	1,130,000

			1,130,000
New York (6.0%)
Metro. Trans. Auth. VRDN, Ser. E-2, 7 3/4s, 11/1/35 (Fortis Bank, SA/NV (LOC))	VMIG1	500,000	500,000

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 8s, 1/1/35 (HSBC Bank USA, N.A. (LOC))	A–1+	200,000	200,000
(Cherry Ridge Assisted Living), 8s, 1/1/35 (HSBC Bank USA, N.A. (LOC))	A–1+	200,000	200,000

North Amityville, Fire Co., Inc. VRDN (NY Fire Dept.), 7 1/2s, 9/1/23 (Citibank, N.A. (LOC))	A–1+	725,000	725,000

NY City, Cultural Resource VRDN (Alvin Ailey Dance Foundation), 7.78s,
7/1/33 (Citibank, N.A. (LOC))	VMIG1	1,500,000	1,500,000

NY City, Indl. Dev. Agcy. Civic Fac. VRDN (CASA), 7.85s, 3/1/20 (Chase Manhattan Bank (LOC))	A–1+	1,155,000	1,155,000

			4,280,000
North Carolina (2.8%)
NC Cap. Fac. Commercial Paper project (Duke U.) 1.55s, 12/1/08	P–1	2,000,000	2,000,000

			2,000,000
Ohio (0.9%)
OH State Air Quality Dev. Auth. VRDN (Poll. Control- First Energy), Ser. B, 7.9s,
1/1/34 (Barclays Bank PLC (LOC))	VMIG1	650,000	650,000

			650,000
Oregon (1.4%)
OR State TAN, Ser. A, 3s, 6/30/09	MIG1	1,000,000	1,009,577

			1,009,577
Pennsylvania (9.0%)
Allegheny Cnty., Hosp. Dev. Auth. VRDN
(Presbyterian U. Hosp.), Ser. B1, 7.88s, 3/1/18 (Bank One, N.A. (LOC))	VMIG1	400,000	400,000
(Children’s Hosp. of Pittsburgh), Ser. A, 8.3s, 6/1/35 (Citizens Bank of PA (LOC))	VMIG1	145,000	145,000
(Children’s Hosp. of Pittsburgh), Ser. A, 8 1/4s, 6/1/09 (PNC Bank, N.A. (LOC))	VMIG1	600,000	600,000

Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN (First Energy), Ser. A, 7.9s,
1/1/35 (Barclays Bank PLC (LOC))	VMIG1	850,000	850,000

Cumberland Cnty., Muni. Auth. VRDN (Messiah Village), 7.53s, 7/1/27
(Citizens Bank of PA (LOC))	VMIG1	825,000	825,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B, 8.01s, 1/1/26 (TD Banknorth, N.A. (LOC))	VMIG1	1,000,000	1,000,000

Montgomery Cnty., Indl. Dev. Auth. Commercial Paper Ser. 94-A project (Exelon) 1 1/2s, 11/3/08
(BNP Paribas (LOC))	P–1	2,000,000	2,000,000

Wilkinsburg, Muni. Auth VRDN (Monroeville Christian), 8.3s, 3/1/27 (Citizens Bank, N.A. (LOC))	VMIG1	605,000	605,000

			6,425,000
Tennessee (0.8%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board VRDN (Ensworth School),
7.9s, 12/1/27 (Suntrust Bank (LOC))	VMIG1	580,000	580,000

			580,000
Texas (8.4%)
Conroe, Indpt. School Dist. Mandatory Put Bonds, Ser. B, PSFG, 1.8s, 8/15/09	Aaa	1,000,000	1,000,000

Cypress-Fairbanks, Indpt. School Dist. Mandatory Put Bonds (School House), Ser. B,
PSFG, 1.8s, 8/15/09	VMIG1	1,000,000	1,000,000

Denton, Indpt. School Dist. VRDN, Ser. 05-A, 7 3/4s, 8/1/35	A–1+	2,000,000	2,000,000

MUNICIPAL BONDS AND NOTES (89.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
Houston, Indpt. School Dist. Mandatory Put Bonds (Schoolhouse), PSFG, 1.85s, 6/15/09	Aaa	$1,000,000	$1,000,000

Humble, Indpt. School Dist. Mandatory Put Bonds (School Bldg.), PSFG, 2s, 7/1/09	Aaa	1,000,000	1,000,000

			6,000,000
Washington (6.0%)
WA State Hlth. Care Fac. Auth. Lease VRDN (National Hlth. Care Research & Ed.),
7.95s, 1/1/32 (BNP Paribas (LOC))	VMIG1	1,700,000	1,700,000

WA State Hsg. Fin. Comm. Non Profit VRDN

(Northwest School), 7 1/2s, 6/1/32 (Bank of America, N.A. (LOC))	VMIG1	1,500,000	1,500,000

(St. Vincent De Paul), Ser. A, 7.94s, 2/1/31 (Wells Fargo Bank, N.A. (LOC))	A–1+	1,095,000	1,095,000

			4,295,000
Wisconsin (2.4%)
WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton Franciscan Svcs.), Ser. B, 7.92s,
8/15/33 (U.S. Bank, N.A. (LOC))	VMIG1	1,700,000	1,700,000

			1,700,000
Wyoming (4.3%)
Gillette, Poll. Control VRDN, 7.75s, 1/1/18 (Barclays Bank PLC (LOC))	P–1	1,900,000	1,900,000

Sweetwater Cnty., Poll. Control VRDN (PacifiCorp.), Ser. A, 7.94s, 7/1/15
(Barclays Bank PLC (LOC))	VMIG1	500,000	500,000

Uinta Cnty. Poll. Control VRDN (Chevron USA, Inc.), 4 1/4s, 8/15/20	P–1	650,000	650,000

			3,050,000

TOTAL INVESTMENTS

Total investments (cost $63,849,577)			$63,849,577

* Percentages indicated are based on net assets of $71,321,762.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at September 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at September 30, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on VRDN are the current interest rates at September 30, 2008.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at September 30, 2008 (as a percentage of net assets):

Financial	23.2%
Health care	17.2
Local government	14.8
Education	13.4

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$63,849,577

Cash	22,350

Interest and other receivables	225,862

Receivable for shares of the fund sold	251,969

Receivable for securities sold	7,873,527

Total assets	72,223,285

LIABILITIES

Distributions payable to shareholders	736

Payable for shares of the fund repurchased	725,416

Payable for compensation of Manager (Note 2)	25,897

Payable for investor servicing fees (Note 2)	5,550

Payable for custodian fees (Note 2)	3,757

Payable for Trustee compensation and expenses (Note 2)	56,819

Payable for administrative services (Note 2)	1,240

Payable for audit expense	62,015

Other accrued expenses	20,093

Total liabilities	901,523

Net assets	$71,321,762

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$71,302,648

Undistributed net investment income (Note 1)	34,434

Accumulated net realized loss on investments (Note 1)	(15,320)

Total — Representing net assets applicable to
capital shares outstanding	$71,321,762

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price
per class A share ($71,321,762 divided by 71,302,648 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INTEREST INCOME	$1,948,954

EXPENSES

Compensation of Manager (Note 2)	333,980

Investor servicing fees (Note 2)	74,906

Custodian fees (Note 2)	8,073

Trustee compensation and expenses (Note 2)	26,845

Administrative services (Note 2)	19,230

Auditing	63,073

Other	77,399

Non-recurring costs (Notes 2 and 5)	127

Costs assumed by Manager (Notes 2 and 5)	(127)

Fees waived and reimbursed by Manager (Note 2)	(188,583)

Total expenses	414,923

Expense reduction (Note 2)	(14,503)

Net expenses	400,420

Net investment income	1,548,534

Net realized loss on investments (Notes 1 and 3)	(13,918)

Net loss on investments	(13,918)

Net increase in net assets resulting from operations	$1,534,616

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$1,548,534	$3,009,670

Net realized loss on investments	(13,918)	—

Net increase in net assets resulting
from operations	1,534,616	3,009,670

Distributions to shareholders (Note 1):

From ordinary income

Net investment income	(1,938)	—

From tax exempt net investment income	(1,564,982)	(2,965,344)

Decrease from capital share transactions
(Note 4)	(3,242,158)	(50,504,584)

Total decrease in net assets	(3,274,462)	(50,460,258)

NET ASSETS

Beginning of year	74,596,224	125,056,482

End of year (including undistributed net
investment income of $34,434 and
$52,820, respectively)	$71,321,762	$74,596,224

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE			Year ended

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:

Net investment income	.0209 [c]	.0319 [c]	.0270 [c,d,e]	.0153 [c,d]	.0044 [c]

Net realized loss on investments	(.0002)	—	—	—	—

Total from investment operations	.0207	.0319	.0270	.0153	.0044

Less distributions:

From net investment income	(.0211)	(.0312)	(.0270)	(.0153)	(.0044)

Total distributions	(.0211)	(.0312)	(.0270)	(.0153)	(.0044)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at net asset value (%) [a]	2.13	3.17	2.74	1.54	.44

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$71,322	$74,596	$125,056	$114,429	$124,293

Ratio of expenses to average net assets (%) [b]	.56 [c]	.59 [c]	.54 [c,d,e]	.55 [c,d]	.60 [c]

Ratio of net investment income to average net assets (%)	2.09 [c]	3.16 [c]	2.71 [c,d,e]	1.51 [c,d]	.47 [c]

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

September 30, 2008	0.25%

September 30, 2007	0.15

September 30, 2006	0.11

September 30, 2005	0.12

September 30, 2004	0.20

d Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of average net assets

September 30, 2006	0.02%

September 30, 2005	0.02

e Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2008, the fund had a capital loss carryover of $1,402 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2013.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $13,918 of losses recognized during the period November 1, 2007 to September 30, 2008.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the year ended September 30, 2008, there were no temporary or permanent differences.

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, the fund required no such reclassifications.

The tax basis components of distributable earnings as of September 30, 2008, were as follows:

Undistributed tax-exempt income	$30,883
Undistributed ordinary income	4,287
Capital loss carryforward	(1,402)
Post-October loss	(13,918)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2009, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans) would exceed an annual rate of 0.60% of the fund’s average net assets.

For the year ended September 30, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $188,583 of its management fee from the fund.

For the year ended September 30, 2008, Putnam Management has assumed $127 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2008, the fund incurred $76,110 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2008, the fund’s expenses were reduced by $14,503 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $285, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $149,366,830 and $157,620,000, respectively.

Note 4: Capital shares

At September 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/08	Year ended 9/30/07

Class A

Shares sold	53,828,595	68,339,214

Shares issued in	1,508,780	2,828,348
connection with
reinvestment of
distributions

	55,337,375	71,167,562

Shares	(58,579,533)	(121,672,146)
repurchased

Net decrease	(3,242,158)	(50,504,584)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

Note 7: Money Market Fund Guarantee Program

On September 30, 2008, the Board of Trustees of the fund approved the participation by the fund in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the “Program”). Under the Program, if the fund’s market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the fund on September 19, 2008 may be eligible to receive a payment from the U.S. Department of Treasury upon liquidation of the fund. The Program requires the fund to pay the U.S. Department of Treasury a fee equal to an annual rate of 0.01% based on the number of shares outstanding as of September 19, 2008. This expense will be borne by the fund without regard to any expense limitation currently in effect for the fund.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The fund has designated 99.88% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited

Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer	Nancy E. Florek
Putnam Retail Management	and Compliance Liaison	Vice President, Assistant Clerk, Assistant
One Post Office Square		Treasurer and Proxy Manager
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Robert E. Patterson	Vice President and Chief Compliance Officer
George Putnam, III
Robert L. Reynolds	Mark C. Trenchard
Richard B. Worley	Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Forwarding service requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN057 253441 11/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$60,542	$--	$2,819	$22*

September 30, 2007	$53,714	$ 7	$2,592	$ 27*

* Includes fees of $22 and $20 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2008 and September 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 81,081 and $105,833 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ 15,000	$ -	$ -

September 30, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008